UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2011

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ROMA FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 27, 2011, the Company held its annual meeting of shareholders at which the following items were voted on.

(1)           Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Robert H. Rosen	26,031,658	57,596	0
Jeffrey P. Taylor	26,007,495	81,759	0
Dennis M. Bone	26,027,494	61,760	0

There were no abstentions in the election of directors.

(2)           Approval of a non-binding resolution on executive compensation.

For	Against	Abstain	Broker Non-Vote
25,875,420	132,131	64,127	0

(3)           An advisory vote on whether advisory votes on executive compensation should occur every one, two or three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
1,709,443	93,476	24,107,008	55,452	0

(4)           Ratification of appointment of ParenteBeard LLC as independent auditors for the fiscal year ending December 31, 2011.

For	Against	Abstain
27,229,637	33,655	60,598

There were no broker non-votes on the ratification of auditors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: April 28, 2011	By:	/s/ Sharon L. Lamont
Sharon L. Lamont Chief Financial Officer

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